Exhibit 99.2

Associated Estates Realty Corporation
First Quarter 2014
Earnings Release and Supplemental Financial Information

The Apartments at Blakeney
8718 Wintersweet Ln.	Phone:	888-285-0398
Charlotte, NC 28277	Web Site:	blakeneyapartments.com

For more information, please contact:
Jeremy Goldberg
(216) 797-8715

Associated Estates Realty Corporation
First Quarter 2014
Supplemental Financial Information

This news release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on certain assumptions, as well as current expectations, estimates, projections, judgments and knowledge of management, all of which are subject to risks, trends and uncertainties that could cause actual results to vary from those projected. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements include, without limitation, those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission, and the following: changes in the economic climate in the markets in which the Company owns and manages properties, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; risks of a lessening of demand for the multifamily units owned by the Company; competition from other available multifamily units, single family units available for rental or purchase, and changes in market rental rates; the failure of development projects or redevelopment activities to achieve expected results due to, among other causes, construction and contracting risks, unanticipated increases in materials and/or labor, and delays in project completion and/or lease-up that result in increased costs and/or reduce the profitability of a completed project; the results of litigation involving the Company; and risks associated with property acquisitions and dispositions, such as failure to achieve expected results. Readers should carefully review the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and the other documents the Company files from time to time with the Securities and Exchange Commission. These forward-looking statements reflect management’s judgment as of this date, and the Company assumes no obligation to revise or update them to reflect future developments or circumstances.

Associated Estates Realty Corporation
First Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION
REPORTS FIRST QUARTER 2014 RESULTS
Same Community Revenue Growth of 3.1%
Same Community Average Occupancy of 96.2%
Portfolio Transformation Continues with Property Sales
Cleveland, Ohio - April 29, 2014 - Associated Estates Realty Corporation (NYSE, NASDAQ: AEC) announced today its financial results for the first quarter ended March 31, 2014.
“Revenue growth continues to be solid throughout our portfolio, and average occupancy for the quarter remained strong at over 96 percent," said Jeffrey I. Friedman, President and Chief Executive Officer. “Furthermore, we’ve completed a number of important transactions as part of our previously announced funding strategy. The proceeds from property dispositions will be used to fund our committed acquisitions and development projects, both of which are transforming the portfolio,” Friedman continued.
Funds from Operations (FFO) for the first quarter of 2014 were $0.30 per common share (diluted), compared to $0.31 per common share (diluted) for the first quarter of 2013. Net income applicable to common shares was $42.1 million, or $0.73 per common share (diluted), for the quarter ended March 31, 2014. This compared to net income applicable to common shares of $10.3 million, or $0.20 per common share (diluted), for the first quarter of 2013. The quarter-over-quarter increase in net income was driven by a $41.0 million gain associated with the sale of one property in the first quarter of 2014 versus a gain of $8.8 million associated with the sale of one property in the first quarter of 2013.
Same Community Portfolio Results
Net operating income (NOI) for the first quarter of 2014 for the Company’s same community portfolio increased 1.8% compared to the first quarter of 2013. Revenue increased 3.1%, and property operating expenses increased 5.2%. Operating expenses were impacted by the extremely harsh winter weather experienced during the first quarter of 2014. Adjusting for the expenses associated with the weather, expense growth would have been 2.4% and NOI growth would have been 3.6%, both in line with expectations. Average occupancy for the first quarter of 2014 was 96.2% compared to 95.7% for the first quarter of 2013. Average monthly property revenue per occupied unit for the first quarter of 2014 was $1,220 compared to $1,189 for the first quarter of 2013, a 2.6% increase.
A reconciliation of net income attributable to the Company to FFO, is included on page 10.
Disposition Activity
Year-to-date, the Company closed on the sale of three properties:

•	Hampton Point in Silver Spring, MD on February 24, 2014;

•	Vista Germantown in Nashville, TN on April 2, 2014; and

•	Reflections in Columbia, MD on April 28, 2014.

The dispositions noted above represented 778 units and total proceeds of approximately $152 million. The blended unlevered IRR on these sales is 17.7%, and the blended market cap is 5.4%, which is calculated after a 3% management fee and marking real estate taxes to market.

Associated Estates Realty Corporation
First Quarter Earnings

Capital Markets Activity
Subsequent to quarter end, the Company’s 50/50 joint venture with AIG Global Real Estate entered into a construction loan agreement for 350 Eighth, the 410-unit apartment community under construction in the SoMa neighborhood of San Francisco. The $143.6 million loan has a five-year term and based on the Company’s current credit ratings, has a rate of LIBOR plus 160 basis points. PNC Capital Markets LLC is the Lead Arranger and Sole Bookrunner of the facility, and PNC Bank, N.A., RBS Citizens, N.A. and Bank of America, N.A. are lenders in the facility.
2014 Outlook
The Company has reaffirmed its 2014 guidance. Detailed assumptions relating to the Company's guidance can be found on page 19.
Conference Call
A conference call to discuss the Company’s first quarter results will be held on April 30, 2014, at 2:00 p.m. Eastern. To participate in the call:
Via Telephone: The dial-in number is (855) 233-8223, and the conference ID is 11616128. An operator will ask you for the conference ID. The call will be archived through May 14, 2014. The dial-in number for the replay is (855) 859-2056.
Via the Internet (listen only): Access the Investors section of the Company's website at AssociatedEstates.com. Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "First Quarter 2014 Earnings Conference Call" link. The webcast will be archived for 90 days.
Upcoming Events
The Company will participate in REITWeek: NAREIT’s Investor Forum, being held June 3-5 at The Waldorf Astoria in New York City. Members of the Company’s management team will be hosting scheduled meetings with investors throughout the conference. A copy of all presentation materials will be accessible, beginning June 3, in the Investors section of the Company's website at AssociatedEstates.com.

Associated Estates Realty Corporation
Financial and Operating Highlights
For the Three Months Ended March 31, 2014 and 2013
(Unaudited; in thousands, except per share and ratio data)

	Three Months Ended
	March 31,
	2014	2013
OPERATING INFORMATION
Total revenue	$49,715	$42,856
Property revenue	$49,150	$42,544
Property management and construction services revenue	$87	$—
Net income applicable to common shares	$42,116	$10,298
Per share - basic	$0.73	$0.21
Per share - diluted	$0.73	$0.20
Funds from Operations (FFO) (1)	$17,076	$15,589
FFO per share - diluted	$0.30	$0.31
Funds Available for Distribution (FAD) (1)	$16,229	$14,720
Dividends per share	$0.19	$0.19
Payout ratio - FFO	63.3%	61.3%
Payout ratio - FAD	67.9%	65.5%
General and administrative expense	$5,319	$4,958
Development costs	$330	$262
Construction services expense	$57	$—
Personnel expense - allocated	$1,163	$1,010
Costs associated with acquisitions	$86	$—
Interest expense (2)	$6,481	$6,927
Capitalized interest	$1,034	$476
Interest coverage ratio (3)	3.09:1	2.99:1
Fixed charge coverage ratio (4)	3.09:1	2.99:1
General and administrative expense to property revenue	10.8%	11.7%
Personnel - allocated as a percentage of property revenue	2.4%	2.4%
Interest expense to property revenue (2)	13.2%	16.3%
Property NOI (5)	$29,782	$26,348
ROA (6)	7.9%	8.0%
Same Community revenue increase	3.1%	4.3%
Same Community expense increase	5.2%	1.6%
Same Community NOI increase	1.8%	6.1%
Same Community operating margins	60.9%	61.5%

(1)	See page 10 for a reconciliation of net income attributable to AERC to these non-GAAP measurements and page 20 for the Company's definition of these non-GAAP measurements.

(2)	Excludes amortization of financing fees of $472 for 2014 and $494 for 2013.

(3)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/refunds.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 20 for a reconciliation of net income applicable to common shares to EBITDA and the Company's definition of EBITDA.

(4)
Represents interest expense, including capitalized interest, and preferred stock dividend payment coverage, excluding prepayment costs/refunds. Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 21 for a reconciliation of net income attributable to AERC to this non-GAAP measurement and the Company's definition of this non-GAAP measurement.

(6)
ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding properties currently under development.  Gross real estate assets for acquired properties are prorated based upon the percentage of time owned.

Associated Estates Realty Corporation
Financial and Operating Highlights
First Quarter 2014
(Unaudited; in thousands, except per share and ratio data)

	March 31,	December 31,
	2014	2013
CAPITALIZATION DATA
Cash and cash equivalents	$11,619	$4,586
Net real estate assets	$1,334,784	$1,373,999
Total assets	$1,394,150	$1,422,497

Debt	$758,084	$812,974
Noncontrolling interests	$350	$350
Total shareholders' equity attributable to AERC	$576,995	$544,450

Common shares outstanding	57,567	57,476
Share price, end of period	$16.94	$16.05

Total capitalization	$1,733,269	$1,735,464

Undepreciated book value of real estate assets (1)	$1,721,471	$1,760,840

Net debt to undepreciated book value of real estate assets	43.4%	45.9%

Secured debt to undepreciated book value	15.6%	15.9%

Annual dividend	$0.76	$0.76

Annual dividend yield based on share price, end of period	4.5%	4.7%

(1)	Includes $35,007 and $9,321 of the Company's investment in unconsolidated entities at March 31, 2014 and December 31, 2013.

Associated Estates Realty Corporation
Financial and Operating Highlights
First Quarter 2014
(Unaudited)

		Number of
	Properties	Units	Average Age
PORTFOLIO INFORMATION
Company Portfolio:
Same Community:
Midwest	25	5,936	21
Mid-Atlantic	12	3,461	10
Southeast	7	1,802	16
Southwest	3	842	11
Total Same Community	47	12,041	16

Acquisitions	5	1,184	9
Development (1)	—	99	1
Total Owned Portfolio	52	13,324	15
Third Party Managed:
Charlotte, NC	2	267
Total Company Portfolio	54	13,591

(1)	Reflects a 99-unit expansion to a community located in Dallas, Texas.

Associated Estates Realty Corporation
Condensed Consolidated Balance Sheets
First Quarter 2014
(Unaudited; dollar amount in thousands)

	March 31,	December 31,
	2014	2013
ASSETS
Real estate assets
Investment in real estate	$1,596,060	$1,708,726
Construction in progress	53,753	42,793
Less: Accumulated depreciation	(383,808)	(386,841)
Real estate held for sale, net of accumulated depreciation of $2,879	33,772	—
Net real estate owned	1,299,777	1,364,678
Investment in unconsolidated entities	35,007	9,321
Total net real estate	1,334,784	1,373,999
Cash and cash equivalents	11,619	4,586
Restricted cash	3,789	3,465
Other assets	43,958	40,447
Total assets	$1,394,150	$1,422,497

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable	$269,084	$279,474
Unsecured notes	250,000	250,000
Unsecured revolving credit facility	89,000	133,500
Unsecured term loan	150,000	150,000
Total debt	758,084	812,974
Accounts payable and other liabilities	58,721	64,723
Total liabilities	816,805	877,697

Equity
Common shares, without par value; $.10 stated value; 91,000,000 authorized;
57,627,745 issued and 57,566,529 outstanding at March 31, 2014 and
57,595,479 issued and 57,476,192 outstanding at December 31, 2013, respectively	5,763	5,760
Paid-in capital	755,021	754,582
Accumulated distributions in excess of accumulated net income	(182,050)	(213,275)
Accumulated other comprehensive loss	(765)	(702)
Less: Treasury shares, at cost, 61,216 and 119,287 shares
at March 31, 2014 and December 31, 2013, respectively	(974)	(1,915)
Total shareholders' equity attributable to AERC	576,995	544,450
Noncontrolling interest	350	350
Total equity	577,345	544,800
Total liabilities and equity	$1,394,150	$1,422,497

Associated Estates Realty Corporation
Consolidated Statements of Operations and Comprehensive Income
Three Months Ended March 31, 2014 and 2013
(Unaudited; dollar and share amounts in thousands)

	Three Months Ended
	March 31,
	2014	2013
REVENUE
Property revenue	$49,150	$42,544
Office revenue	478	312
Property management and construction services revenue	87	—
Total revenue	49,715	42,856

EXPENSES
Property operating and maintenance	19,368	16,196
Depreciation and amortization	16,295	13,890
General and administrative	5,319	4,958
Development costs	330	262
Construction services	57	—
Costs associated with acquisitions	86	—
Total expenses	41,455	35,306
Operating income	8,260	7,550
Interest expense	(6,953)	(7,421)
Income from continuing operations	1,307	129
Income from discontinued operations:
Operating income, net of interest expense	—	1,438
Gain on disposition of properties	—	8,796
Income from discontinued operations	—	10,234
Income before gain on disposition of properties	1,307	10,363
Gain on disposition of properties	40,966	—
Net income	42,273	10,363
Net income attributable to noncontrolling redeemable interest	—	(17)
Net income attributable to AERC	$42,273	$10,346
Allocation to participating securities	(157)	(48)
Net income applicable to common shares	$42,116	$10,298

Earnings per common share - basic:
Income from continuing operations applicable to common shares	$0.73	$—
Income from discontinued operations	—	0.21
Net income applicable to common shares - basic	$0.73	$0.21

Earnings per common share - diluted:
Income from continuing operations applicable to common shares	$0.73	$—
Income from discontinued operations	—	0.20
Net income applicable to common shares - diluted	$0.73	$0.20

Comprehensive income:
Net income	$42,273	$10,363
Other comprehensive income:
Change in fair value and reclassification of hedge instruments	(63)	(112)
Total comprehensive income	42,210	10,251
Comprehensive income attributable to noncontrolling interests	—	(17)
Total comprehensive income attributable to AERC	$42,210	$10,234

Weighted average shares outstanding - basic	57,362	49,634

Weighted average shares outstanding - diluted	57,833	50,280

Associated Estates Realty Corporation
Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD)
Three Months Ended March 31, 2014 and 2013
(Unaudited; in thousands, except per share data)

		Three Months Ended
		March 31,
		2014	2013
CALCULATION OF FFO AND FAD
Net income attributable to AERC		$42,273	$10,346

Add:	Depreciation - real estate assets	14,795	12,834
	Amortization of intangible assets	974	1,205
Less:	Gain on disposition of properties	(40,966)	(8,796)

	Funds from Operations (FFO) (1)	17,076	15,589

Add:	Depreciation - other assets	526	522
	Amortization of deferred financing fees	472	494
Less:	Recurring fixed asset additions (2)	(1,845)	(1,885)
	Funds Available for Distribution (FAD) (1)	$16,229	$14,720

Weighted average shares outstanding - diluted (3)		57,833	50,280

PER SHARE INFORMATION:
FFO - diluted		$0.30	$0.31
Dividends		$0.19	$0.19

Payout ratio - FFO		63.3%	61.3%
Payout ratio - FAD		67.9%	65.5%

(1)	See page 20 for the Company's definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculations include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.

(3)	The Company has excluded 42 and 83 stock options for the three months ended March 31, 2014 and 2013, respectively as their inclusion would be anti-dilutive.

Associated Estates Realty Corporation
Development Pipeline
As of March 31, 2014
(Unaudited; dollar amounts in thousands)

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Completed Development

					Actual Dates for
Completed	Ownership	Total	Total	Total	Construction	Initial	Construction	Stabilized	%
Construction	%	Units	Costs	Debt	Start	Occupancy	Completion	Operations (2)	Occupied
San Raphael Phase II	100.0%	99	$13,712	$—	Q2 2012	Q4 2013	Q4 2013	Q1 2014	97.0%
Dallas, TX
Total		99	$13,712	$—
Consolidated Current Developments

			Total
			Estimated			Estimated/Actual Dates for
Under	Ownership	Total	Capital	Cost to	Total	Construction	Initial	Construction	Stabilized	%	%
Construction	%	Units	Cost (1)	Date	Debt	Start	Occupancy	Completion	Operations (2)	Leased	Occupied
7001 Bethesda	97.0% (3)	140	$53,400	$28,592	$5,837	Q4 2012	Q4 2014	Q2 2015	Q3 2015	N/A	N/A
Bethesda, MD
Cantabria	100.0%	249	$56,800	$32,379	$12,614	Q2 2013	Q3 2014	Q1 2015	Q2 2015	N/A	N/A
Dallas, TX
The Desmond on Wilshire	100.0%	175	$76,300	$30,579	$—	Q2 2013	Q3 2015	Q4 2015	Q1 2016	N/A	N/A
Los Angeles, CA
Total		564	$186,500	$91,550	$18,451
Unconsolidated Future Development Pipeline - Unimproved Land

			Estimated Number		AEC Investment
Name	Location	Ownership %	of Units (4)	Cost to Date	to Date
350 Eighth	San Francisco, CA	50.0%	410	$53,903	$25,074

950 Third	Los Angeles, CA	50.0%	472	$32,924	$2,527

Monrovia	Monrovia, CA	50.0%	154	$14,636	$7,406

Total			1,036	$101,463	$35,007

(1)	Total capital cost represents estimated costs for projects under development inclusive of all capitalized costs in accordance with GAAP.

(2)	We define stabilized occupancy as the earlier of the attainment of 93.0% physical occupancy or one year after the completion of construction.

(3)	Ownership percentage based on current equity of the joint venture and is subject to change based on changes in total equity. Joint venture partner contribution is $350.

(4)	Based on current projections as of April 29, 2014.

Associated Estates Realty Corporation
Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures
(In thousands; except estimated GAAP useful life and cost per unit)

		Three Months Ended
	Estimated	March 31, 2014
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$2,983	$222
Maintenance personnel labor cost (2)		1,764	131
Total Operating Expenses Related to Repairs and Maintenance		4,747	353

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	206	15
Appliances	5	289	22
Building improvements	14	205	15
Carpet and flooring	5	697	52
Furnishings	5	30	2
Office/Model	5	19	2
HVAC and mechanicals	15	175	13
Landscaping and grounds	14	51	4
Unit improvements	5	32	2
Total Recurring Capital Expenditures - Properties		1,704	127
Corporate capital expenditures		141	10
Total Recurring Capital Expenditures		1,845	137
Total Recurring Capital Expenditures and Repairs and Maintenance		$6,592	$490

Total Recurring Capital Expenditures		$1,845
Investment/Revenue Enhancing/Non-Recurring Expenditures (4)
Building improvements - unit upgrades	Various	108
Building improvements - other	20	209
Ground improvements	Various	3
Total Investment/Revenue Enhancing/Non-Recurring Expenditures		320
Grand Total Capital Expenditures		$2,165

(1)	Calculated using weighted average units owned during the three months ended March 31, 2014 of 13,440.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations and Comprehensive Income.

(3)	See page 21 for the Company's definition of recurring fixed asset additions.

(4)	See page 21 for the Company's definition of investment/revenue enhancing and/or non-recurring fixed asset additions.

Associated Estates Realty Corporation
General and Administrative Expense, Personnel Expense - Allocated, Construction Services,
Development and Property Management
For the Three Months Ended March 31, 2014 and 2013
(Unaudited; in thousands)

	Three Months Ended
	March 31,
	2014	2013
General and Administrative, Personnel - Allocated, Construction Services,
Development and Property Management
General and administrative expense (1)	$5,319	$4,958
Personnel expense - allocated (2)	1,163	1,010
Total	6,482	5,968
Construction services revenue	(66)	—
Construction services expense	57	—
Construction services, net	(9)	—
Development costs	330	262
Net development	321	262
Property management revenue	(21)	—
Net overhead	$6,782	$6,230

(1)	As reported per the Consolidated Statement of Operations and Comprehensive Income.

(2)	Represents general and administrative expense allocations to property operating and maintenance expenses.

Associated Estates Realty Corporation
Same Community Data
Operating Results for the Last Five Quarters
(Unaudited; in thousands, except unit totals and per unit amounts)

	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Property Revenue	$42,394	$42,259	$42,447	$41,811	$41,111
Property Operating and
Maintenance Expenses
Personnel - on site	3,473	3,214	3,420	3,352	3,478
Personnel - allocated	1,004	999	1,005	984	977
Advertising	476	429	444	460	447
Utilities	1,952	1,919	1,984	1,775	1,832
Repairs and maintenance	2,576	2,187	2,607	2,686	2,308
Real estate taxes and insurance	6,126	5,667	5,656	5,870	5,717
Other operating	987	969	985	1,074	1,008
Total Expenses	16,594	15,384	16,101	16,201	15,767

Property Net Operating Income	$25,800	$26,875	$26,346	$25,610	$25,344

Operating Margin	60.9%	63.6%	62.1%	61.3%	61.6%

Personnel - Allocated as a
Percentage of Property Revenue	2.4%	2.4%	2.4%	2.4%	2.4%

Total Number of Units	12,041	12,041	12,041	12,041	12,041

Property NOI Per Unit	$2,143	$2,232	$2,188	$2,127	$2,105

Monthly Property Revenue
Per Occupied Unit	$1,220	$1,226	$1,228	$1,211	$1,189

Average Occupancy (1)	96.2%	95.4%	95.7%	95.6%	95.7%

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

Associated Estates Realty Corporation
Same Community Data
As of March 31, 2014 and 2013
(Unaudited)

			Property Revenue per			Average		Turnover
			Occupied Unit			Occupancy (1)		Ratio (2)
	No. of	Average	Q1	Q1%		Q1	Q1	Q1	Q1
	Units	Age (3)	2014	2013	Change	2014	2013	2014	2013
Midwest Properties
Indianapolis	836	18	$944	$920	2.6%	97.9%	96.2%	36.4%	34.0%
Southeast Michigan	1,778	21	1,010	969	4.2%	96.3%	95.4%	42.5%	38.2%
Western Michigan	438	23	916	896	2.2%	97.6%	97.9%	48.4%	42.9%
Central Ohio	1,581	23	1,005	987	1.8%	95.8%	95.1%	46.8%	55.2%
Northeast Ohio	1,303	19	1,186	1,153	2.9%	95.6%	95.6%	46.4%	48.2%
Total Midwest	5,936	21	1,031	1,002	2.9%	96.3%	95.7%	44.1%	44.7%

Mid-Atlantic Properties
Maryland	315	28	1,572	1,573	(0.1)%	94.2%	95.6%	34.3%	26.7%
Metro DC	250	6	2,118	2,110	0.4%	94.6%	96.8%	48.0%	49.6%
Raleigh-Durham	760	7	1,211	1,156	4.8%	97.1%	94.6%	50.5%	42.6%
Northern Virginia	1,272	9	1,638	1,622	1.0%	95.9%	95.7%	44.3%	46.9%
Southeast Virginia	864	8	1,229	1,215	1.2%	95.5%	95.0%	47.2%	47.2%
Total Mid-Atlantic	3,461	10	1,471	1,449	1.5%	95.7%	95.5%	45.8%	44.4%

Southeast Properties
Southeast Florida	1,206	16	1,418	1,375	3.1%	97.1%	95.9%	46.1%	47.1%
Atlanta	354	22	1,130	1,082	4.4%	96.6%	96.8%	50.8%	42.9%
Nashville	242	2	1,600	1,531	4.5%	95.0%	96.4%	67.8%	51.2%
Total Southeast	1,802	16	1,386	1,339	3.5%	96.7%	96.1%	49.9%	46.8%

Southwest Properties
Dallas	842	11	1,169	1,121	4.3%	96.3%	96.4%	47.5%	52.3%
Total Southwest	842	11	1,169	1,121	4.3%	96.3%	96.4%	47.5%	52.3%

Total/Average Same
Community	12,041	16	$1,220	$1,189	2.6%	96.2%	95.7%	45.7%	45.4%

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

(2)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(3)	Age shown in years.

Associated Estates Realty Corporation
Sequential Property Revenue,Operating Expenses and Net Operating Income (NOI)
For the Three Months Ended March 31,2014 and December 31, 2013
(Unaudited, in thousands, except unit totals)
		Q1	Q4	Q1	Q4			Q1	Q4			Q1	Q4
		2014	2013	2014	2013			2014	2013			2014	2013
	No. of	Average	Average			Incr/	%			Incr/	%			Incr/	%
	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decr)	Change	Expenses	Expenses	(Decr)	Change	NOI	NOI	(Decr)	Change
Same Community
Midwest Properties
Indianapolis	836	97.9%	95.1%	$2,319	$2,275	$44	1.9%	855	$838	17	2.0%	1,464	$1,437	27	1.9%
Southeast Michigan	1,778	96.3%	95.1%	5,186	5,160	26	0.5%	2,026	1,935	91	4.7%	3,160	3,225	(65)	(2.0)%
Western Michigan	438	97.6%	97.4%	1,175	1,186	(11)	(0.9)%	520	478	42	8.8%	655	708	(53)	(7.5)%
Central Ohio	1,581	95.8%	95.8%	4,566	4,616	(50)	(1.1)%	1,983	1,816	167	9.2%	2,583	2,800	(217)	(7.8)%
Northeast Ohio	1,303	95.6%	94.6%	4,435	4,439	(4)	(0.1)%	1,758	1,516	242	16.0%	2,677	2,923	(246)	(8.4)%
	5,936	96.3%	95.3%	17,681	17,676	5	—%	7,142	6,583	559	8.5%	10,539	11,093	(554)	(5.0)%
Mid-Atlantic Properties
Maryland	315	94.2%	95.7%	1,400	1,442	(42)	(2.9)%	501	430	71	16.5%	899	1,012	(113)	(11.2)%
Metro DC	250	94.6%	94.6%	1,502	1,505	(3)	(0.2)%	508	471	37	7.9%	994	1,034	(40)	(3.9)%
Raleigh-Durham	760	97.1%	96.9%	2,680	2,672	8	0.3%	909	870	39	4.5%	1,771	1,802	(31)	(1.7)%
Northern Virginia	1,272	95.9%	94.4%	5,996	5,954	42	0.7%	2,024	1,836	188	10.2%	3,972	4,118	(146)	(3.5)%
Southeast Virginia	864	95.5%	94.2%	3,042	2,992	50	1.7%	1,056	1,007	49	4.9%	1,986	1,985	1	0.1%
	3,461	95.7%	95.0%	14,620	14,565	55	0.4%	4,998	4,614	384	8.3%	9,622	9,951	(329)	(3.3)%
Southeast Properties
Southeast Florida	1,206	97.1%	96.3%	4,984	4,905	79	1.6%	2,188	2,063	125	6.1%	2,796	2,842	(46)	(1.6)%
Atlanta	354	96.6%	97.4%	1,160	1,174	(14)	(1.2)%	493	479	14	2.9%	667	695	(28)	(4.0)%
Nashville	242	95.0%	96.3%	1,103	1,121	(18)	(1.6)%	415	389	26	6.7%	688	732	(44)	(6.0)%
	1,802	96.7%	96.5%	7,247	7,200	47	0.7%	3,096	2,931	165	5.6%	4,151	4,269	(118)	(2.8)%
Southwest Properties
Dallas	842	96.3%	96.0%	2,846	2,818	28	1.0%	1,358	1,256	102	8.1%	1,488	1,562	(74)	(4.7)%
	842	96.3%	96.0%	2,846	2,818	28	1.0%	1,358	1,256	102	8.1%	1,488	1,562	(74)	(4.7)%
Total Same Community	12,041	96.2%	95.4%	42,394	42,259	135	0.3%	16,594	15,384	1,210	7.9%	25,800	26,875	(1,075)	(4.0)%
Acquisitions (2)
Southeast Florida	388	94.8%	96.0%	1,964	2,001	(37)	(1.8)%	823	721	102	14.1%	1,141	1,280	(139)	(10.9)%
Charlotte	295	94.3%	96.6%	1,120	1,009	111	11.0%	412	336	76	22.6%	708	673	35	5.2%
Raleigh-Durham	349	93.0%	84.1%	1,264	532	732	137.6%	414	222	192	86.5%	850	310	540	174.2%
Dallas	152	96.5%	95.9%	1,205	1,175	30	2.6%	658	471	187	39.7%	547	704	(157)	(22.3)%
Development
Dallas	99	83.5%	N/A	291	141	150	106.4%	104	68	36	52.9%	187	73	114	156.2%
Properties owned at 3/31	13,324	95.9%	95.2%	48,238	47,117	1,121	2.4%	19,005	17,202	1,803	10.5%	29,233	29,915	(682)	(2.3)%
Dispositions (3)	352			912	1,457			363	484			549	973
Total	13,676			$49,150	$48,574			$19,368	$17,686			$29,782	$30,888

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

(3)	Effective Q1 2014 for the Company, per ASU No. 2014-08, only disposals representing a major strategic shift in operations will be presented as discontinued operations.

Associated Estates Realty Corporation
First Quarter Property Revenue, Operating Expenses and Net Operating Income (NOI)
For the Three Months Ended March 31, 2014 and 2013
(Unaudited; in thousands, except unit totals)
		Q1	Q1	Q1	Q1			Q1	Q1			Q1	Q1
		2014	2013	2014	2013			2014	2013			2014	2013
	No. of	Average	Average			Incr/	%			Incr/	%			Incr/	%
	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decr)	Change	Expenses	Expenses	(Decr)	Change	NOI	NOI	(Decr)	Change
Same Community
Midwest Properties
Indianapolis	836	97.9%	96.2%	$2,319	$2,219	$100	4.5%	$855	$809	$46	5.7%	$1,464	$1,410	$54	3.8%
Southeast Michigan	1,778	96.3%	95.4%	5,186	4,935	251	5.1%	2,026	1,980	46	2.3%	3,160	2,955	205	6.9%
Western Michigan	438	97.6%	97.9%	1,175	1,154	21	1.8%	520	506	14	2.8%	655	648	7	1.1%
Central Ohio	1,581	95.8%	95.1%	4,566	4,451	115	2.6%	1,983	1,953	30	1.5%	2,583	2,498	85	3.4%
Northeast Ohio	1,303	95.6%	95.6%	4,435	4,308	127	2.9%	1,758	1,649	109	6.6%	2,677	2,659	18	0.7%
	5,936	96.3%	95.7%	17,681	17,067	614	3.6%	7,142	6,897	245	3.6%	10,539	10,170	369	3.6%
Mid-Atlantic Properties
Maryland	315	94.2%	95.6%	1,400	1,420	(20)	(1.4)%	501	494	7	1.4%	899	926	(27)	(2.9)%
Metro DC	250	94.6%	96.8%	1,502	1,532	(30)	(2.0)%	508	513	(5)	(1.0)%	994	1,019	(25)	(2.5)%
Raleigh-Durham	760	97.1%	94.6%	2,680	2,493	187	7.5%	909	811	98	12.1%	1,771	1,682	89	5.3%
Northern Virginia	1,272	95.9%	95.7%	5,996	5,922	74	1.2%	2,024	1,916	108	5.6%	3,972	4,006	(34)	(0.8)%
Southeast Virginia	864	95.5%	95.0%	3,042	2,992	50	1.7%	1,056	908	148	16.3%	1,986	2,084	(98)	(4.7)%
	3,461	95.7%	95.5%	14,620	14,359	261	1.8%	4,998	4,642	356	7.7%	9,622	9,717	(95)	(1.0)%
Southeast Properties
Southeast Florida	1,206	97.1%	95.9%	4,984	4,771	213	4.5%	2,188	2,098	90	4.3%	2,796	2,673	123	4.6%
Atlanta	354	96.6%	96.8%	1,160	1,112	48	4.3%	493	493	—	—%	667	619	48	7.8%
Nashville	242	95.0%	96.4%	1,103	1,072	31	2.9%	415	351	64	18.2%	688	721	(33)	(4.6)%
	1,802	96.7%	96.1%	7,247	6,955	292	4.2%	3,096	2,942	154	5.2%	4,151	4,013	138	3.4%
Southwest Properties
Dallas	842	96.3%	96.4%	2,846	2,730	116	4.2%	1,358	1,286	72	5.6%	1,488	1,444	44	3.0%
	842	96.3%	96.4%	2,846	2,730	116	4.2%	1,358	1,286	72	5.6%	1,488	1,444	44	3.0%
Total Same Community	12,041	96.2%	95.7%	42,394	41,111	1,283	3.1%	16,594	15,767	827	5.2%	25,800	25,344	456	1.8%
Acquisitions (2)
Southeast Florida	388	94.8%	N/A	1,964	—	1,964	N/A	823	—	823	N/A	1,141	—	1,141	N/A
Charlotte	295	94.3%	N/A	1,120	—	1,120	N/A	412	—	412	N/A	708	—	708	N/A
Raleigh-Durham	349	93.0%	N/A	1,264	—	1,264	N/A	414	—	414	N/A	850	—	850	N/A
Dallas	152	96.5%	N/A	1,205	—	1,205	N/A	658	—	658	N/A	547	—	547	N/A
Development
Dallas	99	83.5%	N/A	291	—	291	N/A	104	—	104	N/A	187	—	187	N/A
Properties owned at 3/31	13,324	95.9%	95.7%	48,238	41,111	7,127	17.3%	19,005	15,767	3,238	20.5%	29,233	25,344	3,889	15.3%
Dispositions (3)	352			912	1,433			363	429			549	1,004
Total	13,676			$49,150	$42,544			$19,368	$16,196			$29,782	$26,348

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

(3)	Effective Q1 2014 for the Company, per ASU No. 2014-08, only disposals representing a major strategic shift in operations will be presented as discontinued operations.

Associated Estates Realty Corporation
Debt Structure
As of March 31, 2014
(Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	March 31, 2014	Total Debt	Interest Rate
Fixed Rate Debt:
Secured	$250,633	33.0%	4.9%
Unsecured - notes	250,000	33.0%	4.4%
Total Fixed Rate Debt	500,633	66.0%	4.7%

Variable Rate Debt Swapped to Fixed:
Unsecured - term loan (1)	125,000	16.5%	3.0%
Total Variable Rate Debt Swapped to Fixed	125,000	16.5%	3.0%

Variable Rate Debt Unhedged:
Secured	18,451	2.4%	1.5%
Unsecured - revolver	89,000	11.7%	1.5%
Unsecured - term loan	25,000	3.4%	1.9%
Total Variable Rate Debt Unhedged	132,451	17.5%	1.5%

TOTAL DEBT	$758,084	100.0%	3.8%

Interest coverage ratio (2)	3.09:1
Fixed charge coverage ratio (3)	3.09:1
Weighted average maturity	5.5 years

Scheduled Principal Maturities:	Secured	Unsecured	Total
2014	$24,500	$—	$24,500
2015	19,851	—	19,851
2016	60,569	—	60,569
2017	—	89,000	89,000
2018	47,591	150,000	197,591
Thereafter	116,573	250,000	366,573
TOTAL	$269,084	$489,000	$758,084

(1)
The Company entered into a forward starting swap in December 2011 fixing the rate beginning in June 2013 until June 2016 at a rate of 1.26% plus the credit spread which was 1.70% as of March 31, 2014, or an all-in rate of 2.96%. Additionally, the Company entered into a forward starting swap in April 2013 fixing the rate beginning June 2016 at a rate of 1.55% plus the credit spread which was 1.70% as of March 31, 2014, or an all-in rate of 3.25% until the loan matures in January 2018.

(2)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/credits. Individual line items in this calculation include results from discontinued operations where applicable.  See page 20 for a reconciliation of net income available to common shares to EBITDA and the Company's definition of EBITDA.

(3)
Represents interest expense, including capitalized interest and preferred stock dividend payment coverage, excluding costs/refunds.  Individual line items in this calculation include discontinued operations where applicable.

Associated Estates Realty Corporation
2014 Financial Outlook
As of April 29, 2014
This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net income attributable to AERC	$2.95 to $3.25
Expected real estate depreciation and amortization	1.08
Expected gains on disposition of properties	-2.76 to -3.02
Expected Funds from Operations (1)	$1.27 to $1.31

Same Community Portfolio
Revenue growth	2.75% to 3.75%
Expense growth	1.75% to 2.75%
Property NOI (2) growth	3.40% to 4.40%

Transactions
Acquisitions	$125.6 million
Dispositions	$210.0 to $275.0 million
Development	$110.0 to $120.0 million

Corporate Revenue/Expenses
Construction services revenue, net (3)	$0.2 to $0.5 million
Property management fee revenue	$0.2 to $0.3 million
General and administrative expense	$18.6 to $19.1 million
Development costs (3)	$0.8 to $1.0 million
Costs associated with acquisitions	$0.2 million

Debt
Capitalized interest	$5.5 million
Expensed interest (4)	$24.9 to $25.3 million

Capital Structure (5)
Weighted average shares outstanding	58.0 million

(1)	See page 20 for our definition of this non-GAAP measurement.

(2)	See page 21 for our definition of this non-GAAP measurement.

(3)	Net of construction services expense.

(4)	Includes $1.8 million of deferred financing costs.

(5)	Earnings guidance reflects no common share issuances.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
The foregoing supplemental financial data includes certain non-GAAP financial measures that we believe are helpful in understanding our business, as further described below.  Our definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.
Funds from Operations ("FFO")
We define FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  This definition includes all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets, and excludes impairment write-downs of depreciable real estate and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.  We generally consider FFO to be a useful measure for reviewing our comparative operating and financial performance because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.
Funds Available for Distribution ("FAD")
We define FAD as FFO, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  We consider FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO, it captures real estate performance by excluding gains or losses from the disposition of properties and land, depreciation on real estate assets and amortization of intangible assets.  Unlike FFO, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.
Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.  We consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net income applicable to common shares to EBITDA.

	Three Months Ended
	March 31,
(In thousands)	2014	2013

Net income applicable to common shares	$42,116	$10,298
Allocation to participating securities	157	48
Interest expense	6,953	7,421
Depreciation and amortization	16,295	14,561
Gain on disposition of properties	(40,966)	(8,796)
Income taxes	103	102

Total EBITDA	$24,658	$23,634

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
Property Net Operating Income ("Property NOI")
Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  We consider Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs. The following is a reconciliation of Property NOI to total consolidated net income attributable to AERC.

	Three Months Ended
	March 31,
(In thousands)	2014	2013

Property NOI	$29,782	$26,348
Office NOI	478	312
Property management and construction services NOI	30	—
Depreciation and amortization	(16,295)	(13,890)
General and administrative expense	(5,319)	(4,958)
Development costs	(330)	(262)
Costs associated with acquisitions	(86)	—
Interest expense	(6,953)	(7,421)
Income from continuing operations	1,307	129
Income from discontinued operations:
Operating income, net of interest expense	—	1,438
Gain on disposition of properties	—	8,796
Income from discontinued operations	—	10,234
Income before gain on disposition of properties	1,307	10,363
Gain on disposition of properties	40,966	—
Net income	42,273	10,363
Net income attributable to noncontrolling redeemable interest	—	(17)
Consolidated net income attributable to AERC	$42,273	$10,346
Recurring Fixed Asset Additions
We consider recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.
Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions
We consider investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable us to increase rents.
Same Community Properties
Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.